Exhibit j

                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post Effective Amendment No. 15 to Registration Statement No. 33-39538 of CitiFunds Trust III of our reports each dated October 4, 1999, appearing in the annual reports to shareholders for the year ended August 31, 1999 of CitiFunds U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.



Deloitte & Touche LLP

Boston, Massachusetts
May 2, 2000

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                                                                      Exhibit j

                    Consent of Chartered Accountants



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A ("Registration Statement") of CitiFunds Trust III of our report dated October 6, 1999, relating to the financial statements and financial highlights of Cash Reserves Portfolio which appears in the August 31, 1999 Annual Report of CitiFunds Cash Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Financial Statements" in the Statement of Additional Information.




PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
May 3, 2000

                                                                      Exhibit j


                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A ( "Registration Statement") of CitiFunds Trust III of our report dated October 6, 1999, relating to the financial statements and financial highlights which appears in the August 31, 1999 Annual Report of CitiFunds Cash Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants and Financial Statements" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Boston, Massachusetts
May 3, 2000